UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Imago BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40604	45-4915810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Twin Dolphin Drive, 6th Floor

Redwood City, California 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 529-5055

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 21, 2022, by Imago BioSciences, Inc., a Delaware corporation (“Imago”), Imago entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated November 19, 2022, with Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck”), and M-Inspire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Merck (“Merger Sub”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer (the “Offer”) on December 12, 2022 to acquire all of the outstanding shares of Imago’s common stock (the “Shares”) for a purchase price of $36.00 per Share, to the seller in cash, without interest and subject to any required tax withholding (the “Offer Price”).

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., Eastern time, on January 10, 2023, and the Offer was not extended. American Stock Transfer & Trust Company, LLC, in its capacity as the depositary for the Offer, has advised that, as of the expiration of the Offer, 31,307,028 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 89.2% of all Shares then issued and outstanding as of the expiration of the Offer. The number of Shares tendered satisfied the Minimum Condition. As the Minimum Condition and each of the other conditions of the Offer have been satisfied, Merger Sub has accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Merger Sub with and into Imago (the “Merger”) set forth in the Merger Agreement were satisfied, and on January 11, 2023, Merck completed its acquisition of Imago by consummating the Merger without a meeting of stockholders of Imago in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, with Imago continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), Shares not purchased pursuant to the Offer (other than certain excluded Shares as described in the Merger Agreement) were converted into the right to receive the Offer Price in cash, without interest and subject to any required tax withholding (the “Merger Consideration”). As a result of the Merger, Imago became a wholly owned subsidiary of Merck.

Pursuant to the Merger Agreement, at the Effective Time, each Imago stock option (each, a “Company Stock Option”) to purchase Shares under any Imago stock plan, whether vested or unvested, that was outstanding immediately prior to the Effective Time was converted by virtue of the Merger into the right to receive a payment in cash (without interest and subject to deduction for any required tax withholding) equal to the product of (i) the excess of the Merger Consideration over the exercise price per Share under such Company Stock Option and (ii) the number of Shares subject to such Company Stock Option; provided, that if the exercise price per Share is equal to or greater than the Merger Consideration, such Company Stock Option shall be automatically cancelled without any cash payment being made in respect thereof and shall have no further force or effect.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Imago’s Current Report on Form 8-K, filed with the SEC on November 21, 2022, and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On January 11, 2023, Imago (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Shares effective before the opening of trading on January 11, 2023 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. Upon effectiveness of such Form 25, Imago intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of Imago’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of Imago, and Merck, as the direct parent of Merger Sub, acquired control of Imago. To the knowledge of Imago, there are no arrangements which may at a subsequent date result in a further change in control of Imago.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time, Dennis Henner, Ph.D., Robert Baltera, M.S., Dina Chaya, Ph.D., Enoch Kariuki, Pharm.D., Hugh Y. Reinhoff, Jr., M.D. and Laurie Keating J.D. each ceased to be directors of Imago and members of any committee of Imago’s board of directors. These changes were not a result of any disagreement between Imago and the directors on any matter relating to Imago’s operations, policies or practices.

Pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Rita A. Karachun, Jon Filderman and Aaron Rosenberg. The officers of Merger Sub immediately prior to the Effective Time were Rita A. Karachun, President, Jon Filderman, Vice President, Gary A. Henningsen, Jr., Senior Vice President – Tax , Aaron Rosenberg, Senior Vice President and Treasurer, Timothy G. Dillane, Assistant Treasurer, Juanita Lee, Assistant Treasurer, Kelly E.W. Grez, Secretary, Karen Ettelman, Assistant Secretary, Robert V. Smartwood, Assistant Treasurer and Anthony Wildasin, Assistant Secretary. Information regarding the new directors and executive officers has been previously disclosed in Schedule I of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Merck and Merger Sub with the SEC on December 12, 2022, as subsequently amended, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Imago’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Second Amended and Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, Imago’s by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Second Amended and Restated By-Laws”).

Copies of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated November 19, 2022, among Merck Sharp & Dohme LLC, M-Inspire Merger Sub, Inc. and Imago BioSciences, Inc. (incorporated by reference to Exhibit 2.1 to Imago’s Current Report on Form 8-K filed with the SEC on November 21, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Imago BioSciences, Inc. dated January 11, 2023.

3.2	Second Amended and Restated By-Laws of Imago BioSciences, Inc. dated January 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGO BIOSCIENCES, INC.

Date: January 11, 2023	By:	/s/ Jon Filderman
Jon Filderman
Vice President